UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2020, Reliant Bancorp, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the election of 13 director nominees and ratification of the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The votes cast on the agenda items are set forth below:

Election of Directors. Each of the following nominees was elected as a director of the Company by the vote indicated, with each nominee to serve for a term to expire at the 2021 annual meeting of Company shareholders and until the election and qualification of his or her successor.

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Homayoun Aminmadani	5,433,870	434,665	154,208	2,547,191
DeVan D. Ard, Jr.	5,807,313	26,123	189,307	2,547,191
Charles Trimble Beasley	5,430,336	480,906	111,501	2,547,191
Robert E. Daniel	5,682,788	185,844	154,111	2,547,191
William Ronald DeBerry	5,506,717	404,428	111,598	2,547,191
Sharon H. Edwards	5,811,576	57,056	154,111	2,547,191
Darrell S. Freeman, Sr.	5,715,515	153,020	154,208	2,547,191
James Gilbert Hodges	5,706,094	162,441	154,208	2,547,191
William Lawson Mabry	5,720,666	147,966	154,111	2,547,191
Connie S. McGee	5,803,522	65,110	154,111	2,547,191
Linda E. Rebrovick	5,761,917	106,609	154,217	2,547,191
Ruskin A. Vest	5,676,499	161,628	184,616	2,547,191
Michael E. Wallace	5,720,666	147,966	154,111	2,547,191

Ratification of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the following vote.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

8,480,994	13,595	75,345	—

Item 7.01	Regulation FD Disclosure.

On May 15, 2020, the Company issued a press release announcing its shareholders elected 13 directors and ratified the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. A copy of the press release is attached to this report as Exhibit 99.1.

The information set forth in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Reliant Bancorp, Inc., dated May 15, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: May 15, 2020
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman, President and CEO